EX 10.13

REGISTRATION RIGHTS AGREEMENT

(New Common Stock)

THIS AGREEMENT is made as of December 12, 2003, by DDi Corp., a Delaware corporation (the “Company”) for the benefit of the holders of the Registrable Securities (as defined below) (each, a “Holder” and collectively, the “Holders”).

WHEREAS, on August 20, 2003, the Company and DDi Capital Corp. (“DDi Capital”, and together with the Company, the “Debtors”) filed voluntary petitions for relief pursuant to chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) as Case No. 03-15261;

WHEREAS, in connection with the Debtors’ Modified First Amended Joint Plan of Reorganization, as confirmed by the Bankruptcy Court on December 2, 2003, the Company is issuing to the Holders, an aggregate of 23,500,000 shares of the Company’s common stock, $.001 par value per share (the “Common Stock”);

WHEREAS, in order to induce the Holders to support the Plan, the Company has agreed to provide the registration rights set forth in this Agreement; and

WHEREAS, the execution and delivery of this Agreement is a condition precedent to the effectiveness of the Plan and the occurrence of the effective date of the Plan (the “Effective Date”).

Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings ascribed to them in Section 9 hereof. Other capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1. Third Party Joinder. Prior to receipt of any benefits of this Agreement, each Holder shall be required to execute a joinder acknowledging that each such Holder is a party to this Agreement and is bound by the terms of this Agreement.

2. Shelf Registration Statement.

(a) Filing of Registration Statement. Subject to the provisions set forth in Section 4 below, the Company shall prepare and file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 or on another appropriate form under the Securities Act of 1933 (the “Securities Act”) (the “Shelf Registration Statement”) relating to the offer and sale of the Registrable Securities by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act and thereafter shall use its best efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act on or prior to the first

Business Day after the twenty-four (24) month anniversary of the Effective Date (the “Second Anniversary Date”), and once effective, to cause such Shelf Registration Statement to remain effective for a period ending on the earlier of (i) three (3) years after the Second Anniversary Date; and (ii) the date in which all the warrants covered by the Shelf Registration Statement have been exercised (the “Effective Period”); provided, however, that no Holder shall be entitled to have the Registrable Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder.

(b) Registration Expenses. As further provided in Section 6 below, all Registration Expenses (as defined below) incurred in connection with the Shelf Registration Statement (whether incurred by the Company or the Holders) shall be borne by the Company (including, without limitation, all fees and expenses of the investment banker and manager (the “Managing Underwriter”) but excluding any commissions or underwriting discount of any investment banker or Managing Underwriter).

(c) Selection of Underwriter. The Holders of a majority of Registrable Securities shall have the right to retain and select an investment banker and the Managing Underwriter to administer the Shelf Registration Statement, subject to the Company’s approval which shall not be unreasonably withheld.

(d) Rule 144A. In the event the Shelf Registration Statement is not effective during any period during the Effective Period, the Company hereby agrees with each Holder to make available during such period, upon request of any Holders, to any Holder or beneficial owner of the Registrable Securities in connection with any sale thereof and any prospective purchaser thereof from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales pursuant to Rule 144A.

(e) Method of Distribution. The methods of distribution set forth in the Shelf Registration Statement shall be substantially in accordance with this subsection (e) for each Holder unless such Holder, individually, notifies the Company that such Holder wishes to change its methods of distribution to other methods reasonably acceptable to the Company, and the Company shall modify the methods of distribution for such Holder accordingly. The Registrable Securities may be sold from time to time by the Holders, or by pledgees, donees, transferees or other successors in interest. Such sales may be made on one or more exchanges or in the over-the-counter market, or otherwise at prices and at terms then prevailing or at prices related to the then current market price, or in negotiated transactions. The Registrable Securities may be sold by one or more of the following : (i) a block trade in which the broker or dealer so engaged will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction; (ii) purchases by a broker or dealer as principal and resale by such broker or dealer for its account pursuant to the Shelf Registration Statement; (iii) an exchange distribution in accordance with the rules of such exchange; (iv) ordinary brokerage transactions and transactions and transactions in which the broker solicits purchasers; (v) transactions between sellers and purchasers without a broker/dealer; and (vi) underwritten offerings. In addition, any securities covered by the Shelf Registration Statement which qualify for sale pursuant to Rule 144 may be sold under Rule 144 rather than pursuant to the Shelf Registration Statement. From time to time the Holders may engage in short sales, short sales versus the box, puts and calls and other transactions in securities of the issuer or derivatives thereof, and may sell and deliver the Registrable Securities in connection therewith. In effecting sales, brokers or dealers engaged by the Holders may arrange for other brokers or dealers to participate. Brokers or dealers will receive commissions or discounts from Holders in amounts to be negotiated immediately prior to the sale. The Holders and agents who execute orders on their behalf may be deemed to be underwriters as that term is defined in Section 2(11) of the Securities Act and a portion of any proceeds of sales and discount, commissions or other compensation may be deemed to be underwriting compensation for purposes of the Securities Act.

3. Piggyback Registrations.

(a) Right to Piggyback. Whenever the Company proposes to register any of its equity securities under the Securities Act and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company shall give prompt written notice to all Holders of its intention to effect such a registration and, subject to the terms of Sections 3(c) and 3(d) hereof, shall include in such registration (and in all related registrations or qualifications under blue sky laws or in compliance with other registration requirements and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 10 Business Days after the receipt of the Company’s notice.

(b) Piggyback Expenses. The Registration Expenses of the Holders, including without limitation, the reasonable fees of one counsel to the Holders shall be paid by the Company in all Piggyback Registrations.

(c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their good faith judgment the number of securities requested to be included in such registration exceeds the maximum number which can be sold therein without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Secured Lender Registrable Securities and the SDN Registrable Securities requested to be included therein by the holders of the Secured Lender Registrable Securities (the “Secured Lenders”) and the holders of the SDN Registrable Securities (the “SDN Holders”), respectively, pro rata according to their respective ownership, (iii) third, the Registrable Securities requested to be included therein by the Holders, pro rata according to their respective ownership, and (iv) fourth, other securities selected by the Company in accordance with then existing agreements.

(d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the maximum number which can be sold in such offering without adversely affecting the marketability of the offering the Company shall include in such registration (i) first, (A) the securities requested to be included therein by the holders requesting such registration and (B) the Secured Lender Registrable Securities and the SDN Registrable Securities requested to be included therein by the Secured

Lenders and the SDN Holders, respectively, pro rata according to their respective ownership, (ii) second, the Registrable Securities requested to be included therein by the Holders, pro rata according to their respective ownership and (iii) third, other securities selected by the Company in accordance with then existing agreements.

(e) Other Registrations. If the Company has previously filed a registration statement which has been declared effective with respect to Registrable Securities pursuant to Section 2 or this Section 3, and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any Holder or Holders, until a period of at least 120 days has elapsed from the effective date of such previous registration.

(f) Other Obligations. Notwithstanding any other provisions hereof, the Company shall use its best efforts to ensure that (i) any registration statement filed in connection with a Piggyback Registration, and any amendment thereto, and any prospectus forming a part thereof, and any supplement thereto, complies in all material respects with the Securities Act, (ii) any registration statement filed in connection with a Piggyback Registration, and any amendment thereto, does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (iii) any prospectus forming part of any registration statement filed in connection with a Piggyback Registration, and any supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

4. Holdback Agreements.

(a) Each Holder shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during (i) the period the Company reasonably believes is 7 days prior to the effective date of any underwritten registration and (ii) the 90-day period beginning on the effective date of any underwritten registration ((i) and (ii) are referred to herein as the “Holdback Period”) (in each of cases (i) and (ii), except as part of such underwritten registration), so long as such limitation applies to all directors, executive officers and greater than five (5) percent holders of the Company’s Common Stock and the Company provides each Holder notice of such Holdback Period at least 3 days prior to the commencement of such Holdback Period.

(b) The Company shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the Holdback Period (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing such underwritten registration otherwise agree.

5. Registration Procedures. Whenever the Holders have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

(a) prepare and file with the Commission a registration statement, and all amendments and supplements thereto and related prospectuses as may be necessary to comply with applicable securities laws, with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to each Holder copies of all such documents proposed to be filed);

(b) notify each Holder of the effectiveness of each registration statement filed hereunder and prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the Effective Period and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

(e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(f) advise such Holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal, if such stop order should be issued;

(g) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD Stock Market, Inc.;

(h) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(i) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

(j) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

(k) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(l) promptly prior to the filing of any document which is to be incorporated by reference into the registration statement or the prospectus (after initial filing of the registration statement), provide copies of such document to counsel to the selling Holders and to the Managing Underwriter, if any, make the Company’s representatives available for discussion of such document and give due consideration to changes in such document prior to the filing thereof as counsel for the selling Holders may propose; and

(m) subject to all the other provisions of this Agreement, use its best efforts to take all other steps necessary to effect the registration of such Registrable Securities contemplated hereby.

6. Registration Expenses. All expenses incident to the Company’s performance of or compliance with this Agreement, including without limitation, all registration, qualification and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”), the Company’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system, shall be borne by the Company.

7. Indemnification.

(a) The Company agrees to indemnify, to the extent permitted by law, each Holder, its officers, directors, employees, equity holders, general partners, limited partners, members, advisory directors, managing directors, each other Person who controls such Holder (within the meaning of the Securities Act) (each, a “Holder Member” and collectively, the “Holder Members”) and any underwriter (only in the case of underwritten registrations) against all losses, claims, actions, damages, liabilities and expenses caused by (i) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any violation or alleged violation by the Company of the Securities Act or any other similar federal or state securities laws or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance; provided, however, that the Company shall not be required to indemnify, in the case of any underwritten registration, any underwriter or, in the case of any registration which is not underwritten, each Holder and Holder Member, if (i) such untrue statement or omission or alleged untrue statement or omission was contained in any preliminary prospectus and corrected in the final prospectus or (ii) any amendment or supplement made in any preliminary prospectus does not contain any untrue statement or omission or alleged untrue statement or omission of a material fact that was the subject matter of the related proceeding and any such loss, liability, claim, damage or expense suffered or incurred by such Holder or Holder Member resulted from the action, claim or suit by any Person who purchased Registrable Securities which are the subject thereof from the Company and it is established in the related proceeding that the Holder or any underwriter, as the case may be, failed to deliver or provide a copy of the final prospectus (as amended or supplemented) to such Person with or prior to the confirmation of the sale of such Registrable Securities sold to such Person if required by applicable law and such failure to deliver or provide a copy of the final prospectus (as amended or supplemented) was a result of noncompliance by the Holder or any underwriter, as the case may be, with this Section 7 or as a result of the failure of the Holder or any underwriter, as the case may be, to provide such final prospectus. In addition, the Company agrees to reimburse each Holder and Holder Member for any legal and any other expenses reasonably incurred by them as such expenses are incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability, action or proceeding, except insofar as the same are caused directly by any information furnished in writing to the Company by such Holder expressly for use in the registration statement, prospectus or preliminary prospectus or any amendment or by such Holder’s failure to deliver a copy of the registration statement, prospectus or preliminary prospectus or any amendments or supplements thereto after the Company has furnished such Holder with a sufficient number of copies of the same. In connection with an underwritten registration, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Holders.

(b) In connection with any registration statement in which a Holder and any underwriter is participating, each such Holder or any underwriter shall furnish to the Company in writing such information and affidavits concerning such Holder or underwriter as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors, officers, employees, equity holders, general partners, limited partners, members, advisory directors, managing directors and each Person who controls the Company (within the meaning of the Securities Act) (each, a “Company Member” and collectively, the “Company Members”) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit concerning such Holder or underwriter so furnished in writing by such Holder or underwriter; provided, however, that the obligation to indemnify shall be individual, not joint and several, for each Holder and shall be limited to the net amount of proceeds received by such Holder from the sale of Registrable Securities pursuant to such registration statement; provided, further, that such Holder or underwriter shall not be required to indemnify the Company and/or each Company Member if (i) such untrue statement or omission or alleged untrue statement or omission was contained in any preliminary prospectus and corrected in the final prospectus or (ii) any amendment or supplement made in any preliminary prospectus does not contain any untrue statement or omission or alleged untrue statement or omission of a material fact that was the subject matter of the related proceeding and any such loss, liability, claim, damage or expense suffered or incurred by the Company or Company Member resulted from action, claim or suit by any Person who purchased Registrable Securities which are the subject thereof from the Company and it is established in the related proceeding that the Company failed to deliver or provide a copy of the final prospectus (as amended or supplemented) to such Person with or prior to the confirmation of the sale of such Registrable Securities sold to such Person if required by applicable law, unless such failure to deliver or provide a copy of the final prospectus (as amended or supplemented) was a result of noncompliance by the Holder or any underwriter with this Section 7 or as a result of the failure of the Holder or any underwriter to provide such final prospectus. Notwithstanding anything herein to the contrary, the Company shall not be obligated to effect any underwritten registration unless all the underwriters participating in any such underwritten registration agree to the terms of this Section 7(b).

(c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company’s indemnification is unavailable for any reason.

(e) If the indemnification provided for in this Section 7 is held by a court of competent jurisdiction to be unavailable to an indemnified party or is otherwise unenforceable with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations; provided that the maximum amount of liability in respect of such contribution shall be limited, in the case of each seller of Registrable Securities, to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Securities effected pursuant to such registration. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if the contribution pursuant to this Section were to be determined by pro rata allocation or by any other method of allocation that does not take into account such equitable considerations. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to herein shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject hereof. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

(f) Notwithstanding anything in this Section 7 to the contrary, the indemnifying party shall not be liable for any amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the consent of the indemnifying party (which consent shall not be unreasonably withheld).

8. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

9. Definitions

(a) “Registrable Securities” means (i) the 23,500,000 shares of Common Stock issued to the Holders pursuant to the Plan and (ii) any securities issued with respect to such 23,500,000 shares of Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any Registrable Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act.

(b) “SDN Registrable Securities” means (i) the warrants representing the right to purchase 762,876 shares of Common Stock issued to the Holders pursuant to the Plan, (ii) the Common Stock issuable upon exercise of such warrants and (iii) any securities issued with respect to the Common Stock issuable upon the exercise of such warrants by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular SDN Registrable Securities, such securities shall cease to be SDN Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act.

(c) “Secured Lender Registrable Securities” means (i) the warrants representing the right to purchase 3,051,507 shares of Common Stock issued to the Secured Lenders, (ii) the Common Stock issuable upon exercise of such warrants and (iii) any securities issued with respect to the Common Stock issuable upon exercise of such warrants by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Secured Lender Registrable Securities, such securities shall cease to be Secured Lender Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act.

10. Miscellaneous.

(a) No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Holders in this Agreement. The Holders acknowledge that the other registration rights agreements entered into by the Company pursuant to the Plan are not inconsistent with or violative of the rights granted to the Holders under this Agreement.

(b) Adjustments Affecting Registrable Securities. The Company shall not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the Holders to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would materially and adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

(c) Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that, in addition to any other rights and remedies existing in its favor, any party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

(d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and Holders of at least 50% of the Registrable Securities. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

(e) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or Holders are also for the benefit of, and enforceable by, any subsequent Holder.

(f) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

(g) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

(h) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

(i) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

(j) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid.

To the Company, at the address indicated below:

DDi Corp.

1220 North Simon Circle

Anaheim, CA 92806-1827

Attn: Timothy J. Donnelly

with a copy to:

Kirkland & Ellis LLP

777 South Figueroa Street

Los Angeles, CA 90017

Attn: Eva H. Davis

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

DDi CORP.

By:	/s/ Timothy Donnelly
Name: Timothy Donnelly
Title: Vice President